Unaudited Condensed Consolidated Statements of Comprehensive Income (Parentheticals) - USD ($)	9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020
Commissions, related party	$ 575,283	$ 539,357
Vessel operating expenses, related party	161,672	240,764
Net gain on sale of vessels, related party	0	80,161
General and administrative expenses, related party	1,500,000	1,500,000
Interest and other financing costs, related party	$ 50,000	$ 287,672